Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Shopsmith, Inc. ("the Company") on Form 10-Q for the period ended December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Folkerth, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 10, 2003                   By: /s/ John Folkerth
                                          Chairman and Chief Executive Officer

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